                               UNITED INCOME FUND

     The formula used to calculate the total return is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

For the one year period from January 1, 1996 to December 31, 1996:

                P =                              $1,000
                n =                                   1
              ERV =                           $1,205.33
                T =                              20.53%

For the period from June 19, 1995 to
  December 31, 1996:

                P =                              $1,000
                n =                               1.537
              ERV =                           $1,307,15
                T =                              19.04%

                            UNITED ACCUMULATIVE FUND

     The formula used to calculate the total return is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

For the one year period from January 1, 1996 to December 31, 1996:

                P =                              $1,000
                n =                                   1
              ERV =                           $1,122.73
                T =                              12.27%

For the period from July 11, 1995 to
  December 31, 1996:

                P =                              $1,000
                n =                               1.477
              ERV =                           $1,256.53
                T =                              16.72%

                       UNITED SCIENCE AND TECHNOLOGY FUND

     The formula used to calculate the total return is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

For the period from February 27, 1996 to December 31, 1996:

                P =                              $1,000
                n =                               0.844
              ERV =                           $1,032.51
                T =                               3.87%

                                UNITED BOND FUND

     The formula used to calculate the total return is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

For the one year period from January 1, 1996 to December 31, 1996:

                P =                              $1,000
                n =                                   1
              ERV =                           $1,027.86
                T =                               2.79%

For the period from June 19, 1995 to
  December 31, 1996:

                P =                              $1,000
                n =                               1.537
              ERV =                           $1,101.88
                T =                               6.52%